UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2019

SLEEPAID HOLDING CO.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55446	47-3785730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rm 10 1/F Wellborne Commercial Centre 8 Java Road North Point, Hong Kong
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (852) 2806-2312

____________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 18, 2019, a subsidiary of Sleepaid Holding Co. (the “Company”) entered into a Shares Trading Agreement (the “Agreement”) whereby the subsidiary, Yugosu Investment Limited (“Yugosu”), agreed to sell its two subsidiaries, Guangzhou Sleepaid Household Supplies Co., Ltd. (“Household”) and Guangzhou Yuewin Trading Co., Ltd. (“Yuewin”) to two parties, Baitao Wang (“Wang”) and Guangzhou Pulosi Investment Consulting Co., Ltd. (“GPICC”). GPICC acquired one percent (1%) of Household and Yuewin and Wang acquired 99% of Household and Yuewin. As a result of this Agreement, the Company no longer owns its subsidiaries, Household and Yuewin. Yugosu received total consideration of 10,000 RMB.Mr. Wang is an unrelated third party. GPICC is wholly owned by the Company’s CEO and Director, Tao Wang. Tao Wang and Baitao Wang are not related.

On January 31, 2019, the Agreement closed and ownership transferred to the new owners.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 3.02. Unregistered Sales of Equity Securities

On March 22, 2019, the Company sold 20,000,000 shares of its common stock to four third party at a sale price of USD $0.003 per share. The Company received gross proceeds of USD $60,000.

The issuance of the securities described in this Item 3.02 was completed in accordance with the exemption from registration provided by Section 4(a)(2) and Regulations D and S of the Securities Act of 1933, as amended (the “Securities Act”). The Company’s reliance upon Section 4(a)(2) and Regulations D and S of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only four recipients; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individuals and the Company; and (f) the recipient of the securities made several representations of sophistication, experience, and ability to bear the risks of the investment.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Shares Trading Agreement

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEPAID HOLDING CO.

Date: July 8, 2019	By:	/s/ Tao Wang
Tao Wang, CEO

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